Exhibit 10.34

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “[XX]”.

Hydro
Québec		Contract
	Contract No.	4600017040
Vendor No. 0A10418850	Reference Vendor Call for Bids	No. 6100147843
	Call for Bids	No. 13091995
Vendor	Date:	01/01/2010
Transformateurs Pioneer Ltée.
612 Chemin Bernard
Granby, QC J2J 0H6

Attn.: Raymond Haddad
Tel.: (450) 378-9018	Fax: (450) 378-0626

Invoices must be written in conformance with instructions given herein.

Term of Contract:	04/01/2010 – 03/31/2012	Destination:

Delivery Terms:	FOB freight paid

Payment Terms:	Net 30 days

For further information, call Erik Beauregard at (514) 840-3000, Ext. 6751

/s/ Erik Beauregard
Person in Charge

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Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

PURPOSE:
Delivery of submersible transformers for underground distribution grid

This contract was awarded under Call for Bids No. 13091995 and is bound by said call, your bid, and any addenda and contractual correspondence listed below.

ADDENDA: Report on Bids Received, August 14, 2009 (07/03/2009)

CONTRACTUAL CORRESPONDENCE:

E-mails dated October 23, 2009, about the cost of tests and the validity of the bid
E-mails dated September 29, October 2, 8, 9, 13, 14, 15 and 20, 2009, about the appendix to the bid.

CONTRACT MANAGEMENT:

The contract manager designated herein is:

Name:	Erik Beauregard
Tel.:	(514) 840-3000, Ext. 6751
Fax:	(514) 840-3322
E-mail:	beauregard.erik@hydro.qc.ca
Department:	Purchasing of Strategic Items and TIC’s
Hydro-Québec

Address:	855 rue Ste-Catherine est
Floor:	7th Floor
City:	Montréal, Québec
Postal Code:	H2L 4P5

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Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

00010 1002097	ch

Single-phase submersible distribution transformer with regulating taps.

Primary Voltage (kV)	14.4/7.2
Secondary Voltage (V)	240/120
Rating (kVA)	167

Standard No.: 1600-00/20-065.10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

00020 1002104	ch

Single-phase submersible distribution transformer with regulating taps.

Primary Voltage (kV)	14.4/7.2
Secondary Voltage (V)	240/120
Rating (kVA)	250

Standard No.: 1600-00/20-065.10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

3 of 22

Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

00030 1002178	ch

Single-phase distribution transformer with built-in protection on cover and regulating taps.

Primary Voltage (kV)	14.4/7.2
Secondary Voltage (V)	240/120
Rating (kVA)	250

Standard No.: 1600-00/20-065-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

00040 1002113	ch

Single-phase submersible distribution transformer with regulating taps.

Primary Voltage (kV)	14.4/7.2
Secondary Voltage (V)	240/120
Rating (kVA)	333

Standard No.: 1600-00/20-065-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

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Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

00050 1002081	ch

Single-phase submersible distribution transformer with built-in protection in the front wall.

Secondary Voltage (V)	14.4/7.2
Primary Voltage (kV)	240/120
Rating (kVA)	333

Standard No.: 1600-00/20-065-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

00060 1002158	ch

Single-phase submersible distribution transformer with built-in protection on the cover, for use in a bank.

Primary Voltage (kV)	14.4/7.2
Secondary Voltage (V)	347
Rating (kVA)	250

Standard No.: 1600-00/20-065-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

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Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

00070 1002199	ch

Single-phase submersible distribution transformer with built-in protection on the cover, for use in a bank.

Primary Voltage (kV)	14.4/7.2
Secondary Voltage (V)	347
Rating (kVA)	333

Standard No.: 1600-00/20-065-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

00080 1002458	ch

Single-phase residential underground distribution transformer with regulating taps and a branch breaker.

Primary Voltage (kV)	14.4/7.2
Secondary Voltage (V)	240/120
Rating (kVA)	167

Standard No.: 1600-00/20-065-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

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Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

00090 1002417	ch

Three-phase submersible distribution transformer with regulating taps.

Primary Voltage (kV)	24.9/12.4
Secondary Voltage (V)	600/347
Rating (kVA)	300

Standard No.: 1600-00/20-066-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

00100 1002441	ch

Three-phase submersible distribution transformer with built-in protection in the front wall.

Primary Voltage (kV)	24.9/12.47
Secondary Voltage (V)	600/347
Rating (kVA)	500

Standard No.: 1600-00/20-066-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

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Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

00110 1002386	ch

Three-phase submersible distribution transformer with regulating taps.

Primary Voltage (kV)	24.9/12.4
Secondary Voltage (V)	208/120
Rating (kVA)	500

Standard No.: 1600-00/20-066-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

00120 1002394	ch

Three-phase submersible distribution transformer with no regulating taps.

Primary Voltage (kV)	24.94/12.47
Secondary Voltage (V)	600/347
Rating (kVA)	500

Standard No.: 1600-00/20-066-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

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Hydro-Québec	Contract

Contract No. 4600017040
Item No.	Item or Service	Target Quantity	Unit of Purchase	Net Unit	Price x Quantity
Description				Price	Canadian Dollars

00130 1002403	ch

Three-phase submersible distribution transformer with built-in protection in the front wall.

Primary Voltage (kV)	24.94/12.47
Secondary Voltage (V)	600/347
Rating (kVA)	1,000

Standard No.: 1600-00/20-066-10.3

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

00140 066	1 Lot	0.00

Transformer Repair Expense

This item includes the following services:

10	Lot	0.00
Transformer Repair Expense

QUALITY MANAGEMENT SYSTEM: INTERNATIONAL STANDARD ISO 9001:2000 (F1)
DECISION TO USE (F11)
REGISTRATION CERTIFICATE (F15)
QUALITY REGISTRATIONS (F21)
HYDRO-QUÉBEC’S REQUIREMENTS FOR PLANNING MANUFACTURING QUALITY (F61)

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Hydro-Québec	Contract 4600017040

SPECIAL CLAUSES

Table of Contents

1.	Term of Master Contract
2.	Contract Review and Follow-Up
3.	Approved Status
4.	Not applicable
5.	Quality Management System and International Standard ISO 9001:2000 (F1)
6.	ISO Registration Certificate (F15)
7.	Witnessing Notices (F18)
8.	Quality File (F21)
9.	Hydro-Québec’s Quality Plan Requirements (F61)
10.	Decision to Use (F11)
11.	Delivery Authorization Subsequently to D.U.
12.	Delivery Time
13.	Delivery Delays
14.	Quantity Requirement
15.	Delivery Performance
16.	Penalty for Delivery Delays
17.	Delivery on Pallets
18.	Delivery by Truck, Gondola or Flatcar
19.	Delivery Addresses
20.	Escalation Clause
21.	Power Losses
22.	Penalty for Excess Average Effective Power Loss
23.	Quebec Content
24.	Tax Invoicing
25.	Warranty
26.	Payment
27.	Contingency Procurement
28.	Accidental Spills
29.	Environmental Conformity Statement
30.	Special Design, Approval Procedure and Major Incidents
31.	Shipping Costs

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Hydro-Québec	Contract 4600017040

1. TERM OF MASTER CONTRACT

The initial term of the master contract shall be 2 years, commencing on April 1, 2010.

Hydro-Québec hereby reserves the right to extend the master contract for an additional two (2) year term by exercising two (2) options to extend the term by twelve (12) months each.

To do so, Hydro-Québec, with no less than three (3) months’ notice prior to expiration of the master contract, shall notify vendor in writing of its intent to exercise or decline to exercise options to extend said contract.

Vendor shall indicate in writing whether Vendor agrees or declines to extend the master contract within five (5) working days of Hydro-Québec’s request to do so.

It shall be understood that an extension shall be governed by the same terms and conditions as those in effect for the master contract at the time of extension.

2.  CONTRACT REVIEW AND FOLLOW-UP

Hydro-Québec may call vendor to a meeting to review the contract prior to starting up the manufacture of the first order. All parties involved with Hydro-Québec shall attend in order to ensure mutual understanding of the requirements stipulated in the master contract.

The Hydro-Québec attendees shall be: the technical manager in charge of the product, the quality assurance manager, the inventory control manager, and the master contract manager.

Other meetings may be called at the request of either party.

3. APPROVED STATUS

In the case of approved products to be delivered under the master contract, any modification in the production of said products, such as material purchasing or the manufacturing or assembly site, etc., shall require Hydro-Québec’s prior approval, and Hydro-Québec shall assess the impact of said modifications on the approved status of said products.

Hydro-Québec’s technical manager shall determine the kinds of tests required to maintain approved status. The costs of said tests shall be at vendor’s expense.

4. NOT APPLICABLE

5. QUALITY MANAGEMENT SYSTEM AND INTERNATIONAL STANDARD ISO 9001:2000 (F1)

The designer’s, manufacturer’s and installer’s quality management systems shall be duly registered in conformance with ISO 9001:2000.

If design and development work are part of the contract, the exclusion of Article 7.3 (Design and Development) of ISO Standard 9001-2000 shall not be acceptable.

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At the express request of Hydro-Québec’s representative, vendor shall send the product designer’s, manufacturer’s and installer’s quality manuals and quality management system procedures and forms to said representative.

Hydro-Québec or its representative may inspect vendor’s locations and vendor’s subcontractors’ locations at any time to ensure that contractual requirements are being met.

Any suggestions for product use, modifications or repairs that are not in conformance with contractual requirements shall be submitted to the proper Hydro-Québec representative as a quality notice or other document stipulated in the contract.

6. REGISTRATION CERTIFICATE (F15)

Vendor must hold an ISO registration certificate issued by an accredited registrar stating that the product manufacturer and designer meet the above quality system standards.

Any modification of said systems or certification occurring during the term hereof must be sent to Hydro-Québec’s quality manager.

7. WITNESSING NOTICES (F18)

Any witnessing notices from vendor related to quality control shall be effected in writing and sent to Hydro-Québec’s representative. Depending on vendor’s location, the minimum advance notice shall be:

o	3 working days for control points in Quebec
o	9 calendar days for [Canadian] control points other than Quebec
o	14 calendar days for control points outside Canada

Notices shall indicate the purpose, date, witnessing site, order number, order item number, equipment to be inspected, and serial number, if any.

Hydro-Québec shall cover the travel expenses for its representative. However, if the results of the inspection or tests do not meet customer’s requirements or those stipulated in the order or if the event to be witnessed is postponed or if quality registrations are not complete or not in conformance with the quality plan or contractual requirements (documents provided to and reviewed by vendor), the expenses for retesting, repeated witnessing and waiting time shall be paid by vendor.

8. QUALITY REGISTRATIONS (F21)

Any quality registrations, documents and objective tests establishing the product’s conformance with contractual requirements shall be retained for no less than three (3) years from delivery or three (3) years from expiration of the warranty, whichever is later.

Quality registrations shall be available for review by Hydro-Québec or its representative at any time during said period, either at the vendor’s (or subcontractors’) facility or sent upon request.

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9. HYDRO-QUEBEC’S MANUFACTURING QUALITY PLAN REQUIREMENTS (F61)

1 Quality Plan

This clause stipulates minimum requirements for a quality plan and the procedure for submitting said plan to Hydro-Québec and managing it. A quality plan is required for each specific product or product line shown on the order.

Said quality plan shall stipulate the terms and conditions for applying the vendor’s quality management system to the performance of services hereunder.

The quality plan shall consist of two components:

1.	An organizational component describing vendor’s management and planning for performing the services; and
2.	An operational component describing the conducting and inspection of services to ensure that contractual requirements are met.

The design, on-site installation and start-up components, including related services, shall be provided if requested by Hydro-Québec.

Upon Hydro-Québec’s request, vendor shall provide Hydro-Québec with the manual, procedures, instructions and forms mentioned in the quality plans, including subcontractors’ quality plans.

1.1	Submission and Acceptance of Quality Plan

Vendor may only begin services subsequently to acceptance by Hydro-Québec of vendor’s quality plan.

Vendor shall submit its quality plan to Hydro-Québec for acceptance no less than 30 days prior to beginning services hereunder.

Hydro-Québec, upon review for acceptance, reserves the right to add stopping points and monitoring points (see Paragraph 1.5 Definitions).

1.2	Revisions of Quality Plan

Vendor shall submit any revisions to the quality plan to Hydro-Québec for acceptance and then submit the revised version before any modifications thereto may become effective.

1.3	Organizational Component of Quality Plan

The organizational component shall include the following, if requested by the quality manager:

1.3.1	Detailed organizational chart of all vendor and subcontractor personnel involved in performing the contract, including personnel involved in quality management;

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1.3.2	Documents certifying the qualification of personnel involved in quality;

1.3.3	List of phases (components) of the operational component, including the names of and contact information for vendors and subcontractors; and

1.3.4	List of laboratories used by vendor.

1.4	Operational Component of Quality Plan

The operational component shall cover the entirety of activities involved in conducting services, inspection and testing, and shall also cover a review of requirements for the product, purchasing, manufacturing and storage.

The operational component shall give the logical progression for conducting the services and shall name any subcontractors. Vendor’s operational component shall thus cover subcontractors’ activities that vendor has validated earlier. If vendor subcontracts part of the contract, vendor shall ensure that any subcontractors comply with contractual requirements.

Hydro-Québec, upon the acceptance review, reserves the right to add stopping points and monitoring points.

The operational component shall include:

1.4.1	The following information:

o	Name of vendor/manufacturer
o	Activity number or phase, if any
o	Revision number and date
o	Product description
o	Order, master contract or draft number
o	Name and signature of person authorized by vendor to approve said information

1.4.2	Table of contents listing items contained in the operational component that are related to this contract, if any

1.4.3	Purpose of the operational component

1.4.4	The following information, given in the form of tables, manufacturing flow charts, etc.:

1.4.4.1	Sequence of manufacturing activities, including the following:
o	Inspection of purchased items
o	Monitoring of activities and testing

1.4.4.2	The stopping points and monitoring points (see Definition) necessary to ensure proper monitoring, such as:
o	Approval of procedures, methods, data sheets and drawings
o	Checking quality documentation
o	Obtaining Decisions to Use (DU's)
o	Other

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1.4.4.3	References for manufacturing procedures, testing and factory assembly

1.4.4.4	References for work methods and instructions

1.4.4.5	References for contractual requirements, codes and standards

1.4.4.6	Monitoring and testing frequency and name of person responsible therefor

1.4.4.7	Reference to quality registrations that must be retained, such as:

o	Forms
o	Checklists
o	Reports
o	As-Built Drawings
o	Material Conformance Certificates
o	Other

1.4.4.8	Data to be monitored and acceptance criteria

1.4.4.9	List of separate activities in special procedures, such as welding, plating, heat-treating and non–destructive testing

1.5	Definitions

Control Points

Hydro-Québec Stopping Points

Points beyond which no other activity may be begun without the presence of or written authorization by a Hydro-Québec representative.

Hydro-Québec Monitoring Points

Points beyond which no other activity may be begun without notifying the Hydro-Québec representative.

Vendor shall notify Hydro-Québec in writing prior to beginning any activity beyond a control point. Said notices shall give the time, date and location where an activity following a control point is to be undertaken.

Depending on the location of a manufacturing phase involving a control point, the minimum advance notice shall be:

o	3 working days for control points in Quebec
o	9 calendar days for control points [in Canada] other than Quebec
o	14 calendar days for control points outside Canada

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10.  DECISIONS TO USE (F11)

Vendor shall obtain a decision to use from Hydro-Québec’s quality manager prior to any product deliveries.

In order to obtain a decision to use, the manufacturing services for a product must be completed and documented. Vendor shall ensure that:

o	The product meets all requirements.
o	Inspections and testing have been done.
o	Quality registrations are complete and in conformance with the quality plan and contractual requirements (documents provided to and reviewed by vendor).
o	Quality notices or other documents required hereunder have been finalized.
o	Packing, loading and protection are satisfactory.

If you do not know the name of the quality manager, you may contact the following person:

Gérard Beauchesne
Quality Manager
Tel. (514) 840-3000, Ext. 4307
Distribution Equipment

11. DELIVERY AUTHORIZATION SUBSEQUENTLY TO OBTAINING A  D.U.

Upon issuance of a D.U. (Decision to Use), vendor may ship equipment directly, provided the receiving point is a Hydro-Québec warehouse or depot. For all other delivery points, vendor must obtain authorization from the contract administrator as shown on the order. If not, delivery may be declined and the equipment may be returned to vendor at vendor’s expense.

12. DELIVERY TIME

Delivery time required by Hydro-Québec shall not exceed 13 weeks from issuance of an order, and this shall also apply to all registrations. Vendor may deliver transformers prior to a delivery date indicated on an order, provided such delivery is effected in the same month as that of the delivery date and is in accordance with the schedule provided by Hydro-Québec for each equipment distribution center (EDC).

Vendor shall be liable for any delivery delay arising from a non-conformity or quality notice.

13. DELIVERY DELAYS (E9)

If vendor foresees a delivery delay or partial delivery, vendor shall immediately notify the contract manager indicated on the order or the person who signed the order if none is indicated.

14. QUANTITY REQUIREMENT

Quantities delivered must match the quantities shown on the order. No modification thereof shall be acceptable without prior approval from the contract manager indicated on the order or the person who signed the order if none is indicated.

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15.  DELIVERY PERFORMANCE

Vendor’s delivery performance shall be evaluated each year as determined by quantities of each item code delivered on time. Any default shall be subject to a penalty, which may result in the cancellation of said item code. Further, vendor’s performance may be used as a criterion in the awarding of any subsequent contracts. Vendor shall confirm the results of the delivery performance report within two weeks of receipt and notify Hydro-Québec of any discrepancies.

Delivery time shall be figured from the date the order is written. Said date shall be entered in Hydro-Québec’s SAP system and cannot be changed. Orders shall be faxed to vendor the same day. Vendor shall be liable for notifying the master contract manager in the event of delay.

Delivery time shall end on the date of the physical receipt of equipment as entered in the SAP system.

16. PENALTIES FOR DELIVERY DELAYS

If vendor does not meet the delivery date at the FOB delivery point stipulated on an order, Hydro-Québec shall figure a penalty for contractual money damages at a rate of [XX]%, with no requirement to provide proof thereof, but in no case shall said penalty exceed [XX]% of the price (excluding freight, the goods and services tax and Quebec sales tax, if any) at the FOB delivery point shown on the order for each item not delivered, per week or partial week past the delivery time, from the contractual delivery date till said items are actually delivered to the FOB delivery point.

If vendor wishes to be granted a delay for reasons beyond vendor’s control, vendor shall submit a delay request, in writing, to the person who signed the order or the contract manager. If Hydro-Québec grants the request, an order modification will be issued to modify the dates in question.

Annual accrued penalties shall be provided with the delivery performance report. Penalties shall be paid to Hydro-Québec once a year.

17. DELIVERY ON PALLETS (H17)

Equipment shall be delivered on pallets open on all four sides that are dimensioned and designed appropriately for the equipment placed on them. Pallets shall be made of hardwood, and equipment shall be packed in conformance with standards (sheet-metal pallets are prohibited), and equipment may not extend beyond the outside dimensions of the pallet. Shipments that are not in conformance with these requirements will be returned at vendor’s expense.

18. DELIVERY BY TRUCK, GONDOLA OR FLATCAR (H6)

Equipment may only be shipped by truck, gondola or flatcar.

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19. DELIVERY ADDRESSES

Deliveries shall be made to the following addresses:

Entrepôt Rive Sud
7300, avenue Choquette
St-Hyacinthe, (Québec)
J2S 8S7
Open Monday-Thursday

Entrepôt Québec
2600, rue Decelles
Québec (Québec)
G2C 1R1
Open Monday-Thursday

The applicable addresses will be given on each order placed under the contract.

Regular deliveries of goods may be received from 8:30 till 11:30 a.m. and from 1:30 till 4:00 p.m. Warehouses are closed on holidays.

Drivers shall use the receiving docks at all times.

20. ESCALATION CLAUSE

For the purposes of the master contract, Hydro-Québec hereby agrees to a base unit price indexed to April 1, 2010, which shall be subject to revision up or down, in accordance with the following formula for orders placed in any of the next seven (7) quarters:

[XX]

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Notes:

If the indexes used to figure prices have not been published at the time invoices are written, the invoicing party may write a preliminary invoice based on prices in effect for the prior period.

Prices shall be refigured as soon as the last index needed for each calculation is published. Refigured prices shall take into account any revisions already made to indexes for prior months, but later revisions of the indexes shall not be taken into account.

Adjusted prices shall be figured to no less than five decimal places.

21. POWER LOSSES

The agreed economic value of power losses during the term hereof shall be:

No-Load Losses	$[XX]/kW
Losses under Load	$[XX]/kW

22. PENALTY FOR EXCESS AVERAGE ACTUAL LOSSES

If average actual losses for a given item exceed the losses given above, penalties shall be figured as follows:

Monetary Value of Total Actual Losses as Metered on Tests:

No Load:	____ kW x $[XX]/kW	= $_________
+
Under Load:	____kW x $[XX]/kW	= $_________

Total:		= $_________ (1)

Monetary Value of Total Allowed Losses:

No Load:	____ kW x $[XX]/kW	= $_________
+
Under Load:	____kW x $[XX]/kW	= $_________

Total:		= $_________ (2)

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Penalty:	= [XX]
Where [XX]

No compensation shall be paid by Hydro-Québec even if the monetary value of total actual losses as metered in tests is less than total agreed losses.

23.  QUEBEC CONTENT

Verification of Contractually Agreed Quebec Content

If a Quebec content is contractually required, Hydro-Québec shall verify said content. Hydro-Québec shall draft the verification document. Verification shall expressly include inspection of the manufacturing process at both vendor’s and subcontractors’ facilities, verification of the provenance of materials and services, and an audit of vendor’s actual expenses. If a Quebec content is required, the percentage of components of Quebec provenance shall be agreed upon with vendor. To these ends, Hydro-Québec may require intermediate reports. Upon conclusion of the phase related to Quebec components, vendor shall submit a final report on said Quebec content.

Vendor shall keep records of all expenses invoiced, which shall be in conformance with generally accepted accounting principles. Vendor shall retain all supporting documentation related to said Quebec content until final payment.

Vendor, with forty-eight (48) hours’ notice, shall allow Hydro-Québec access to all accounting documents related to the Quebec content and make copies and excerpts thereof.

Penalty for not Complying with the Contractually Agreed Quebec Content

If vendor does not satisfy the contractually required percentage for a Quebec content, a penalty figured on the contractual price (excluding the goods and services tax and the Quebec sales tax) of the product whose Quebec content was not met shall be determined as follows:

[XX]

where

[XX]

[XX]

[XX]

[XX]

[XX]

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Hydro-Québec	Contract 4600017040

24. INVOICING TAXES

On each invoice, the goods and services tax (TPS) and the Quebec sales tax (TVQ) shall be figured at the current rate in effect by law and itemized separately.

The TPS number and the TVQ number shall also be shown on each invoice.

If vendor does not comply with said requirements, Hydro-Québec may refuse the invoice and return it for adjustment or correction.

25. WARRANTY

Notwithstanding Clause 15 of the General Terms and Conditions, vendor hereby agrees to pick up any defective transformer under warranty at a location to be advised by the equipment manager or pay shipping expenses from said location back to vendor’s plant.

26.  PAYMENT

Notwithstanding Clause 14 of the General Terms and Conditions, Hydro-Québec may agree to pay electronically (upon acceptance of products) at a discount of ____% (to be filled in and noted by vendor on the bidding form), which shall be applicable to each unit delivered.

Hydro-Québec shall determine the method of payment upon awarding the contract.

27. CONTINGENCY PROCUREMENT

In any situation in which a delivery is adversely affected in the short term or medium term (such as raw materials procurement complications, strikes, lockouts, natural disasters, earthquakes, etc.), vendor shall provide the contract manager with a contingency plan within ten (10) days of occurrence.

Hydro-Québec hereby reserves the right to procure products elsewhere for as long as necessary until vendor resumes normal deliveries.

28. ACCIDENTAL SPILLS

When making equipment deliveries on Hydro-Québec roads, vendor shall ensure that the vehicles and equipment used to do so do not leak fuel, oil or any other polluting liquids. When a leak is seen, Hydro-Québec reserves the right to turn a vehicle back at vendor’s expense.

When driving on Hydro-Québec’s property, vendor’s vehicles shall carry a kit containing the equipment necessary to clean up an accidental spill or leak for which vendor is liable.

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29. ENVIRONMENTAL CONFORMANCE STATEMENT

Vendor hereby agrees to provide Hydro-Québec with a signed environmental conformance statement, declaring that vendor holds any permits, certificates and authorizations necessary to conduct vendor’s activities, including the transportation of merchandise, and will comply with all obligations assumed thereunder.

30. SPECIAL DESIGN, APPROVAL PROCEDURES AND MAJOR INCIDENTS

In the event of a special design, approval procedure or major incident, Hydro-Québec may purchase equipment under this master contract by releasing a new call for bids.

31. SHIPPING COSTS

Hydro-Québec hereby reserves the right to handle the shipping of the equipment purchased hereunder itself. If Hydro-Québec elects to do so, prices shall be adjusted by deducting the shipping costs given in your bid (the section itemizing shipping costs, excluding shipping costs in your statement on the Quebec content).

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